UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2004

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL		60195
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

Item 12. Results of Operations and Financial Condition.

On April 20, 2004, Career Education Corporation (the “Registrant”) issued a press release setting forth the Registrant’s first-quarter 2004 financial results.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.  The information contained in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Patrick K. Pesch
Patrick K. Pesch
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Dated: April 20, 2004

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated April 20, 2004.